                                                                      EXHIBIT 21

                       CORPORATE ORGANIZATIONAL STRUCTURE

                               SAFETY-KLEEN CORP.

THE FOLLOWING LIST SETS FORTH THE SUBSIDIARIES OF SAFETY-KLEEN CORP. AS OF AUGUST 15, 2000. PARENT SUBSIDIARY RELATIONS ARE INDICATED BY INDENTATIONS. UNLESS OTHERWISE INDICATED, 100% OF THE VOTING SECURITIES OF EACH SUBSIDIARY IS OWNED BY THE INDICATED PARENT OF SUCH SUBSIDIARY.

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                                NAME OF CORPORATION                                           STATE OF INCORPORATION
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
SAFETY-KLEEN CORP.                                                                                    Delaware
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     SAFETY-KLEEN SERVICES, INC.                                                                      Delaware
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          SAFETY-KLEEN (CONSULTING), INC. (9.09%)                                                     Delaware
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          SAFETY-KLEEN (LONE AND GRASSY MOUNTAIN), INC.                                               Oklahoma
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               SAFETY-KLEEN (TULSA), INC.                                                             Oklahoma
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                      SAFETY-KLEEN (SAN ANTONIO), INC.                                                Texas
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                      SAFETY-KLEEN (WICHITA), INC.                                                    Kansas
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               USPCI OF MISSISSIPPI, INC. (50%)                                                       Mississippi
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               SAFETY-KLEEN (DELAWARE), INC.                                                          Delaware
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                      SK SERVICES (EAST), L.C.                                                        Utah
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                      SK SERVICES, L.C.                                                               Utah
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          SAFETY-KLEEN (ROSEMOUNT), INC.                                                              Minnesota
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          SAFETY-KLEEN (SAWYER), INC.                                                                 Oklahoma
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          SAFETY-KLEEN (PPM), INC.                                                                    Georgia
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               NINTH STREET PROPERTIES, INC.                                                          Missouri
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          SAFETY-KLEEN (SAN JOSE), INC.                                                               California
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          CHEMCLEAR, INC. OF LOS ANGELES                                                              Delaware
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          USPCI, INC. OF GEORGIA                                                                      Delaware
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          SAFETY-KLEEN HOLDINGS, INC.                                                                 Delaware
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          SAFETY-KLEEN (WESTMORLAND), INC. (50%)                                                      California
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          SAFETY-KLEEN (BUTTONWILLOW), INC. (23%)                                                     California
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          SAFETY-KLEEN (NE), INC.                                                                     New Hampshire
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          SAFETY-KLEEN (CROWLEY), INC.                                                                Louisiana
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          SAFETY-KLEEN (LAPORTE), INC.                                                                Texas
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          SAFETY-KLEEN (TG), INC.                                                                     Delaware
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          SAFETY-KLEEN (ROEBUCK), INC.                                                                South Carolina
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          SAFETY-KLEEN (TS), INC.                                                                     Delaware
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          SAFETY-KLEEN (COLFAX), INC.                                                                 Delaware
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          GSX CHEMICAL SERVICES OF OHIO, INC.                                                         Ohio
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          LEMC, INC.                                                                                  Delaware
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          SAFETY-KLEEN CHEMICAL SERVICES, INC.                                                        Massachusetts
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          SAFETY-KLEEN (ALTAIR), INC.                                                                 Texas
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               SAFETY-KLEEN (FS), INC. (13%)                                                          Delaware
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          SAFETY-KLEEN (BDT), INC.                                                                    New York
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          SAFETY-KLEEN (FS), INC. (87%)                                                               Delaware
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          SAFETY-KLEEN (GS), INC.                                                                     Tennessee
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          SAFETY-KLEEN (CLIVE), INC.                                                                  Oklahoma
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          SAFETY-KLEEN (WT), INC.                                                                     Ohio
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          SAFETY-KLEEN OSCO HOLDINGS, INC.                                                            Delaware
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               SAFETY-KLEEN (NASHVILLE), INC.                                                         Tennessee
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               OSCO TREATMENT SYSTEMS OF MISSISSIPPI, INC. (50%)                                      Tennessee
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          SAFETY-KLEEN (BARTOW), INC.                                                                 Florida
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

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
          SAFETY-KLEEN (CALIFORNIA), INC.                                                             California
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               SAFETY-KLEEN (BUTTONWILLOW), INC. (77%)                                                California
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               SAFETY-KLEEN (WESTMORLAND), INC. (50%)                                                 California
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          SAFETY-KLEEN (CHATTANOOGA), INC.                                                            Tennessee
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          SAFETY-KLEEN (PECATONICA), INC.                                                             Illinois
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          SAFETY-KLEEN (PINEWOOD), INC.                                                               South Carolina
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          SAFETY-KLEEN (WHITE CASTLE), INC.                                                           Colorado
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          LAIDLAW ENVIRONMENTAL SERVICES DE MEXICO, S.A. DE C.V.                                      Mexico
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          SAFETY-KLEEN (PUERTO RICO), INC.                                                            Puerto Rico
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          SAFETY-KLEEN (BRIDGEPORT), INC.                                                             Delaware
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          SAFETY-KLEEN (DEER PARK), INC.                                                              Delaware
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          SAFETY-KLEEN (BATON ROUGE), INC.                                                            Delaware
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          SAFETY-KLEEN (PLAQUEMINE), INC.                                                             Delaware
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          SAFETY-KLEEN (CUSTOM TRANSPORT), INC.                                                       Delaware
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          SAFETY-KLEEN (LOS ANGELES), INC.                                                            California
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          SAFETY-KLEEN (TIPTON), INC.                                                                 Delaware
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          SAFETY-KLEEN (GLOUCESTER), INC.                                                             Delaware
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          SAFETY-KLEEN (DEER TRAIL), INC.                                                             Colorado
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          SAFETY-KLEEN (MT. PLEASANT), INC.                                                           Tennessee
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          SAFETY-KLEEN (MINNEAPOLIS), INC.                                                            Minnesota
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               SAFETY-KLEEN (ARAGONITE), INC.                                                         Delaware
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          SAFETY-KLEEN (SUSSEX), INC.                                                                 Delaware
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          SAFETY-KLEEN (ENCOTEC), INC.                                                                Delaware
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          SAFETY-KLEEN SYSTEMS, INC.                                                                  Wisconsin
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               ECOGARD, INC.                                                                          Delaware
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               CURBSIDE, INC. (49%)                                                                   California
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               SK EUROPE, INC.                                                                        Nevada
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               DIRT MAGNET, INC.                                                                      Colorado
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                      THE MIDWAY GAS AND OIL CO.                                                      Colorado
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               SAFETY-KLEEN CANADA INC. 1                                                             New Brunswick
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                       RYAN & PATRICK HOLDINGS INC.                                                   Ontario
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                            ARDEE SOLVENT INC.                                                        Ontario
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                            ARDEE RECYCLING INC.                                                      Ontario
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                            ARDEE OIL INC.                                                            Ontario
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                       ENVIRONNEMENT SERVICES ET MACHINERIE E.S.M. INC.                               Quebec
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               ELGINT CORP.                                                                           Nevada
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               SAFETY-KLEEN ENVIROSYSTEMS COMPANY                                                     California
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                       SAFETY-KLEEN ENVIROSYSTEMS COMPANY OF PUERTO RICO, INC.                        Indiana
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               PETROCON, INC.                                                                         Delaware
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               PHILLIPS ACQUISITION CORP.                                                             Delaware
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               SAFETY-KLEEN (CONSULTING), INC. (90.91%)                                               Delaware
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               SK REAL ESTATE INC.                                                                    Illinois
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               SAFETY-KLEEN INTERNATIONAL, INC.                                                       Delaware
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               SAFETY-KLEEN OIL RECOVERY CO.                                                          Delaware
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               SAFETY-KLEEN OIL SERVICES, INC.                                                        Delaware
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

-----------------------
(1) 3095-7146 Quebec Inc. holds 711,199 Class Z shares (however, they are physically held by Safety-Kleen Canada Inc. and Safety-Kleen Systems, Inc. as collateral for payment of outstanding loans).

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
               THE SOLVENTS RECOVERY SERVICE OF NEW JERSEY, INC.                                      New Jersey
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               3E COMPANY ENVIRONMENTAL, ECOLOGICAL AND ENGINEERING (75.8%)                           California
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          SAFETY-KLEEN LTD.                                                                           New Brunswick
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               510127 N.B. INC.                                                                       New Brunswick
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               SAFETY-KLEEN SERVICES (QUEBEC) LTD.                                                    Quebec
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                    SAFETY-KLEEN SERVICES (MERCIER) LTD.                                              Quebec
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                    SK D'INCINERATION INC.                                                            Quebec
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